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                                                                 EXHIBIT 10.8(b)



                   AMENDMENT NO. 2 TO COLLABORATION AGREEMENT

                          BAYER AG - SYMYX TECHNOLOGIES



         This Amendment No. 2 to Collaboration Agreement (the "Second Amendment"), effective as of November 1, 1998, is entered into by and between Symyx Technologies ("Symyx"), a California corporation having a principal place of business at 3100 Central Expressway, Santa Clara, California 95051 ("Symyx"), and Bayer AG, a German corporation, having a principal place of business at D-51368 Leverkusen, Germany, and amends that certain Collaboration Agreement entered into by and between Symyx and Bayer effective as of March 1, 1998, as previously amended by Amendment No 1 to Collaboration Agreement effective as of May 1, 1998 (the "Collaboration Agreement").

         WHEREAS, Symyx and Bayer desire to amend the Collaboration Agreement to provide for research concerning [******], as more fully set forth below;

         NOW THEREFORE, the parties hereby agree as follows:

1. All capitalized terms not defined in this Second Amendment shall have the meanings given to them in the Collaboration Agreement.

2.       Section 2.2.1(b) is amended to read in its entirety as follows:

                  (b) Addition of [******] Project. Effective as of September 1, 1998, the [******] Field shall also include the [******] Project, which shall be directed to discovery, creation, identification and research of [******].

3.       Section 2.3 is amended to read in its entirety as follows:

         2.3      [******]

4.       The following new sentence is added to the end of Section 5.2:

         "Notwithstanding any other provision of this Agreement, Bayer shall not have a right of first negotiation with respect to Program Technology that is identified, discovered or reduced to practice in connection with the [******] Project , and Bayer agrees not to perform research or use any Lead Compound from the [******] Project other than in connection with [******], unless Symyx provides written consent."




* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



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5.       Section 6.2.1 is amended by the deletion of subsection 6.2.1(a).

6.       Section 6.5 is amended to read in its entirety as follows:

         6.5      [******] Project and [******] Project.

                  6.5.1    [******]

                  6.5.2    [******]

7.       Exhibit A is amended by addition of the following new Section 1.26:

                  1.26 "Affiliate" shall mean any individual or entity directly or indirectly controlling, controlled by or under common control with, Symyx Technologies or Bayer AG. For purposes of this Agreement, the direct or indirect ownership of fifty percent (50%) or more of the outstanding voting securities of an entity, or the right to receive fifty percent (50%) or more of the profits or earnings of an entity shall be deemed to constitute control, or if not meeting the preceding requirements, any company owned or controlled by, or owning or controlling, Bayer or Symyx at the maximum control or ownership right permitted in a country where such company exists. Such other relationship as in fact results in actual control over the management, business and affairs of an entity shall also be deemed to constitute control.

8. Except as specifically modified or amended hereby, the Collaboration Agreement shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed and approved. No provision of this Amendment may be modified or amended except expressly in a writing signed by both parties nor shall any terms be waived except expressly in a writing signed by the party charged therewith. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of California, without reference to conflicts of laws principles.


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



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IN WITNESS WHEREOF, each of the parties has executed this Amendment as of the date indicated on this Amendment.





BAYER AG                                         SYMYX TECHNOLOGIES

By:     /s/ DAHME                                By:    /s/ ISY GOLDWASSER
        ---------------------                           ---------------------

Name:   DAHME                                    Name:  ISY GOLDWASSER
        ---------------------                           ---------------------

Title:  Managing Director                        Title: President & COO
        ---------------------                           ---------------------

Date:   November 12, 1998                        Date:  November 10, 1998
        ---------------------                           ---------------------


By:     /s/ ENGELS
        ---------------------

Name:   Engels, Hans W.
        ---------------------

Title:  VP - PU Research
        ---------------------

Date:   November 19, 1998
        ---------------------




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